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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of The Town and Country Trust (the "Trust") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Trust does hereby certify that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Harvey Schulweis
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Harvey Schulweis
Chief Executive Officer of
The Town and Country Trust
August 14, 2002

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